Exhibit 10.29

monex        Monex Leasing

LEASE NUMBER
  9801028

            AUTOMATIC DEBIT

         The undersigned authorizes MONEX LEASING and affillates to automatically debit the below listed account for all payments due according to the terms of the lease. This authority is to remain in full force and effect according to the terms or the lease and until Lessor has received written notification, return receipt requested, from Lessee of its intent to pay off the lease. Lessee notification to Lessor will be given in such time and manner as to afford Lessor a reasonable opportunity to act on it.

Name of Financial Institution  Sterling Bank

          113005549                                      041014919
-----------------------------------          -----------------------------------
Bank Transit/ABA Routing Number                  Customer Bank Account Number

Lease Name FAITH WALK DESIGNS, INC.

/s/ J. Michael Sandel                                1-29-98
-----------------------------------          -----------------------------------
Authorized Signature of Lessee               Date


                  ATTACH COPY OF A VOIDED CHECK OR DEPOSIT SLIP

--------------------------------------------------------------------------------
                                PERSONAL GUARANTY

In consideration of MONEX LEASING ("Lessor") entering into an Equipment Lease Agreements ("Leases") with FAITH WALK DESIGNS, INC. ("LESSEE") the undersigned (if more than one, then jointly and severally) as direct and primary obligation, absolutely and unconditionally, guarantees to the LESSOR and any assignee of the LESSOR (either of whom are hereinafter called "holder") the prompt payment of all rent and other amounts to be paid and the performance of all terms, the holder's expenses, including reasonable attorney fees incurred by or in enforcing all obligations under the Lease or incurred by the holder in connection with enforcing this guaranty. The undersigned waive notice of acceptance hereof, presentment, demand, protest, notice or protest or of any defaults and consents that the holder may, without affecting the obligation hereunder, grant the LESSEE any extension or indulgence under the Lease, and may proceed directly against the undersigned without first proceeding against LESSEE or liquidation or otherwise disposing of any security afforded holder under the Lease.

         This guaranty shall be binding upon the respective heirs, executors, administrators successors and assigns of the undersigned. This guaranty shall be construed according to the laws of the State of Texas.

X /s/ J. Michael Sandel   (No Title)     X                         (No Title)
--------------------------------------   --------------------------------------
Signature (Without titles)               Signature (Without titles)

J. M. Sandel           (281) 955-5424                           (   )
--------------------------------------   --------------------------------------
Print Name           Home Phone Number   Print Name           Home Phone Number

/s/ Kim Klemme           1/29/98
--------------------------------------   --------------------------------------
Witnessed By              Date           Witnessed By              Date

--------------------------------------------------------------------------------
                             INSURANCE REQUIREMENT

         Under the terms of the Lease Agreement, evidence of insurance on the equipment is required. This insurance must be in place. If lesses does not have acceptable insurance coverage, lessor has the right to insure the equipment at lessee's expense. If, during the term of the lease, lessee changes insurance agents, insurance carrier, or otherwise terminates or lets insurance policy expire, lessee agrees to notify lessor in writing and provide lessor with current insurance agent and insurance carrier in order for lesser to maintain evidence of continuous coverage.

_____________________________  _________________________  ______________________
Insurance Company              Phone Number               Policy Number


                         DELIVERY AND ACCEPTANCE RECEIPT

         The undersigned hereby certifies that all the equipment described in Lease No. 9801028 between MONEX LEASING, Lessor, and, FAITH WALK DESIGNS, INC.

Lessee is in accordance with the terms of the said Equipment Lease Agreement ("Lease"), has been delivered, inspected, installed, is in good working condition, and accepted by the undersigned hereby approves payment by you to the Supplier.


                                               LESSEE: FAITH WALK DESIGNS. INC.


DATE 1-29-98                                   BY /s/ J. Michael Sandel
                                               ---------------------------------
                                               Authorized Signature and Title
monex        Monex Leasing                                        LEASE NUMBER
                                                                     9801028

           MONEX LEASING, 5120 Woodway, Suite 9029, Houston, TX 77056
                     Tel (713) 622-7667 * Fax (713) 622-0236


      NAME AND ADDRESS OF LESSEE         SUPPLER OF EQUIPMENT (Complete Address)
        (Complete Legal Name)

FAITH WALK DESIGNS, INC.                 DATAVOX
10825 BARELY LANE SUITE # D              5300 MEMORIAL, 7TH FLOOR
HOUSTON, TX 77076                        HOUSTON, TX 77007

  J.M. SANDEL             281-469-9355       ROSS FERGUSON         7138695050
PERSON TO CONTACT         TELEPHONE NO.       SALESPERSON          TELEPHONE NO.

DESCRIPTION OF EQUIPMENT LEASED / (Include make, year, model, identification and model numbers or marks)

     1 - COMDIAL IMPACT 72 DIGITAL SERVICE UNIT II (DSU II) - SCS PACKAGE. 1 - DSU II SOFTWARE PACKAGE (FLASH MEMORY). 14 - 24 BTN SCS SPEAKERPHONE WITH INTERACTIVE LCD. 1 - DIGITAL SCS SINGLE LINE TELEPHONE. 1 - MODEM FOR REMOTE PROGRAMMING. 1- COMDIAL "SMALL OFFICE" VOICE MAIL SYSTEM: 4 PORTS X 50 HOURS. 1-DIGITAL INTEGRATION 4 PORT VOICE MAIL CARD. 1 - RECORD/LISTEN & PICKUP/LCD INTERACTION. 1 - SCOUT WIRELESS MULTILINE LCD DIGITAL TELEPHONE. 1 - VALCOM 5 WATT HORN (PF 6). 1 - VALCOM POWER SUPPLY (PF 12). 1 - VOICE MAIL BATTERY BACK-UP. 1 - SURGE PROTECTOR.


EQUIPMENT LOCATION (IF NOT AT ABOVE ADDRESS OF LESSEE):

FAITH WALK DESIGNS, INC. 10825 BARELY LANE SUITE # D HOUSTON, TX 77076

                              TERMS AND CONDITIONS OF EQUIPMENT LEASE AGREEMENT ("LEASE")

1. SCHEDULE OF LEASE PAYMENT DURING INITIAL TERM OF LEASE.
---------------------------------------------------------------------------------------------------------------------------
 TERM OF LEASE.     NUMBER      AMOUNT OF EACH LEASE PAYMENT   TOTAL INTIAL PAYMENT   PAYMENT FOR REPRESENTING
NUMBER OF MONTHS  OF PAYMENTS  ------------------------------                         PAYMENT FOR FIRST AND LAST
                                  PAYMENT     TAX      TOTAL                          [X] ONE [ ] TWO [ ] SECURITY DEPOSIT
    60               60          320.00      6.40     46.40          692.80          (OTHER) ____________________________
---------------------------------------------------------------------------------------------------------------------------
ADDITIONAL PROVISIONS

---------------------------------------------------------------------------------------------------------------------------

       THIS IS A NON-CANCELLABLE LEASE, EQUIPMENT TO BE INSURED BY LESSEE:

2. LEASE. Lessor leases to Lessee and Lessee leases for the lease term specified above and for any extension or renewal thereof (collectively "Term") and on
terms  and  conditions  stated  in  this  agreement   ("Leasse")  the  Equipment
identified above and in any schedule ("Schedule") incorporating OS Lease by reference that the parties agree in writing to make a part of this lease. The lease of Equipment described in this Lease and the lease of equipment described in each Schedule shall constitute separate leasing transactions, each of which is referred to herein as a lease.

3. LEASE PAYMENTS. The obligation to make Lease Payments begins on the date (as determined by Lessor) when Lessee receives Equipment equal in value to 50% of the estimated cost to Lessor of the Equipment. Lessee shall make Lease Payments, in advance, on the date or dates specified by Lessor in a notice to Lessee. Lease Payments shall be paid at the office of lessor in Houston, Harris County Texas or at any other place specified by Lessor. Any Security Deposit and/or Advance Lease Payment it due on signing of the lease specifying such amount. The Lease Payments will be adjusted proportionately upward or downward if the actual cost of the Equipment ("Equipment Cost") to Lessor differs from the estimated cost of the Equipment by an amount not so exceed 20%. If any part of a payment is more than five days late, Lessee shall pay a late charge of 10% of the payment, all or a porition of which is late (or such lesser rate as is the maximum rate allowable under applicable law).

4. NO WARRANTIES: The Equipment is leased "AS IS". Lessee has selected the Equipment from Supplier prior to requesting Lessor to purchase it and lease it to Lessee. Lessee acknowledges and agrees that Lessor is not a manufacturer or supplier of any Equipment. LESSOR MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OP MECHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR WITH RESPECT TO PATENT OR COPYRIGHT INFRINGEMENT, TITLE, OR THE LIKE. Lessor transfers to Lessee for the Term the warranties, if any made by the manufacturer or Supplier to Lessor. Lessee shall comply with and enforce such warranties. Lessor is not liable to Lessee for any modification or rescission of any such warranties.

5. DELIVERY AND ACCEPTANCE. Supplier will ship the Equipment directly to Lessee. Lesses shall take delivery and upon installation and acceptance of the Equipment will sign and deliver to Lessor the Delivery and Acceptance Receipt submitted by Lessor. If Lessee has not, within 10 days after delivery of the Equipment, delivered to Lessor written notice of any non-acceptance of the Equipment specifying the reasons therefor and fully referencing the lease, Lessee shall be deamed to have irrevocabfy accepted the Equipment under the lease. If Lessee properly rejects the Equipment in accordance with the foregoing, Lessor and Lessee shall be relieved of all obligations or liabilities under the lease shall retain any Advance Lease Payment as liquidated damages for loss of a bargain and not as a penalty, and Lessee shall be responsible for paying for the Equipment and fulfilling all other obligations of the buyer under any applicable purchase order. The validity of the lease will not be affected by any delay in Lessee's receipt of the Equipment.

Lessee agrees to all terms and conditions of this Lease, that they are a complete end exclusive statement of its agreement with Lessor and that they may be modified only by written agreement signed by the executive officer of Lessor and not by course of performance: provided, however, that Lessee authorizes Lessor, without notice, to supply omitted information and correct patent errors on any document executed by or on behalf of Lessee. LESSEE REPRESENTS AND WARRANTS THAT THE EQUIPMENT WILL BE USED FOR BUSINESS PURPOSES ONLY AND/OR FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES. LESSEE CERTIFIES THAT IT HAS READ AND RECEIVED A COPY OF THIS LEASE.

LESSEE UNDERSTANDS AND AGREES THAT NEITHER SUPPLIER NOR ANY SALESPERSON OR OTHER AGENT OR EMPLOYEE OF SUPPLIER IS AN AGENT OF LESSOR OR HAS ANY AUTHORITY TO SPEAK FOR OR TO BIND LESSOR IN ANY WAY. LESSOR IS NOT AN AGENT OR REPRESENTATIVE OR SUPPLIER.

LESSOR AND LESSEE  HAVE  ENTERED  INTO THIS LEASE  INTENDING  TO BE BOUND BY THE
TERMS AND CONDITIONS SET FORTH ON THE FRONT AND BACK HEREOF AND ON ALL SCHEDULES. IMPORTANT LIMITATIONS OF LIABILITY ARE CONTAINED ON THE REVERSE SIDE ALL. LEASES HEREUNDER SHALL BE NONCANCELLABLE NET LEASES.


Monex Leasing             LESSOR          FAITH WALK DESIGNS, INC.      LESSEE

By /s/                                    By /s/ J. Mike Sandel
--------------------------------------    --------------------------------------
         Authorized Signature                      Authorized Signature

Tile       CFO                            Print Name J. Mike Sandel
Date                                      Title President
                                          Date 1-29-98